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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               November 29, 2000



                            HINES HORTICULTURE, INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                        0-24439           33-0803204
     (State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)               File Number)      Identification No.)


                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (949) 559-4444



                            Total No. of Pages: 5


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Item 5: Other Events.
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          On November 28, 2000, Hines Horticulture, Inc. announced that Hines
          Nurseries, Inc., its wholly owned subsidiary, had received approval from its senior lenders and from the holders of its senior subordinated notes to amend the terms of its senior credit facilities and its senior subordinated notes. A copy of the press release containing this announcement is filed under Item 7 as Exhibit 99.1 and incorporated herein.

Item 7: Financial Statements and Exhibits.
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          (c)  Exhibits
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               Item      Exhibit Index
               ----      -------------

               99.1      Press Release, dated November 28, 2000.

               99.2 Second Supplement to Indenture, dated November 28, 2000, by and among Hines Nurseries, Inc., Hines Horticulture, Inc., Sun Gro Horticulture Inc., Enviro-Safe Laboratories, Inc. and The Bank of New York, as Trustee.

               99.3 Third Supplement to Indenture, dated November 28, 2000, by and among Hines Nurseries, Inc., Hines Horticulture, Inc., Sun Gro Horticulture Inc., Enviro-Safe Laboratories, Inc. and The Bank of New York, as Trustee.

               99.4 Second Amendment to the Credit Agreement and Limited Waiver, dated November 28, 2000, among the Borrowers, the lenders listed therein, Bank of America, N.A., as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent, Deutsche Bank Canada, as Canadian Agent, and Bankers Trust Company, as Administrative Agent.

               99.5 Warrant and Guarantee Agreement, dated November 28, 2000 by and between Hines Horticulture, Inc., Hines Nurseries, Inc. and Madison Dearborn Capital Partners, L.P.

               99.6 Warrant, dated November 28, 2000, issued by Hines Horticulture, Inc. to Madison Dearborn Capital Partners, L.P.


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               99.7      Guarantee Agreement, dated November 28, 2000, between
                         Madison Dearborn Capital Partners, L.P. and the Borrowers, the lenders listed therein, Bank of America, N.A., as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent, Deutsche Bank Canada, as Canadian Agent, and Bankers Trust Company, as Administrative Agent.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 29, 2000

                              HINES HORTICULTURE, INC.


                              By:   /s/ Claudia M. Pieropan
                                    -----------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------

99.1      Press Release, dated November 28, 2000.

99.2 Second Supplement to Indenture, dated November 28, 2000, by and among Hines Nurseries, Inc., Hines Horticulture, Inc., Sun Gro Horticulture Inc., Enviro-Safe Laboratories, Inc. and The Bank of New York, as Trustee.

99.3 Third Supplement to Indenture, dated November 28, 2000, by and among Hines Nurseries, Inc., Hines Horticulture, Inc., Sun Gro Horticulture Inc., Enviro-Safe Laboratories, Inc. and The Bank of New York, as Trustee.

99.4 Second Amendment to the Credit Agreement and Limited Waiver, dated November 28, 2000, among the Borrowers, the lenders listed therein, Bank of America, N.A., as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent, Deutsche Bank Canada, as Canadian Agent, and Bankers Trust Company, as Administrative Agent.

99.5 Warrant and Guarantee Agreement, dated November 28, 2000 by and between Hines Horticulture, Inc., Hines Nurseries, Inc. and Madison Dearborn Capital Partners, L.P.

99.6 Warrant, dated November 28, 2000, issued by Hines Horticulture, Inc. to Madison Dearborn Capital Partners, L.P.

99.7 Guarantee Agreement, dated November 28, 2000, between Madison Dearborn Capital Partners, L.P. and the Borrowers, the lenders listed therein, Bank of America, N.A., as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent, Deutsche Bank Canada, as Canadian Agent, and Bankers Trust Company, as Administrative Agent.